UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): December 17, 2009 (December 13, 2009)

CHINA INFORMATION SECURITY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34076	98-0575209
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

21st Floor, Everbright Bank Building,
Zhuzilin, Futian District,
Shenzhen, Guangdong, 518040
People's Republic of China
(Address of Principal Executive Offices)

(+86) 755 -8370-8333
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 6, 2007, China Information Security Technology, Inc. (the "Company") reported that its indirect subsidiary, Information Security Technology (China) Co., Ltd., formerly Public Security Technology (PRC) Co., Ltd. ("IST") had entered into and consummated a management service agreement ("MSA"), effective as of July 1, 2007, with its strategic partner at the time, iASPEC Software Company, Ltd., formerly, Shenzhen iASPEC Software Engineering Company Limited ("iASPEC"), and its shareholders at the time, Jiang Huai Lin ("Mr. Lin") and Jin Zhu Cai ("Mr. Cai", and together with Mr. Lin, the "iASPEC Shareholders"), pursuant to which, iASPEC became the Company’s variable interest entity. The Company subsequently reported on July 3, 2008, that Mr. Cai had transferred and sold all his equity interests in iASPEC to Mr. Lin, pursuant to an equity transfer agreement, dated July 1, 2008, for a total consideration of RMB60 million (approximately $8.72 million), payable in 1,527,855 shares of restricted common stock of the Company owned by Mr. Lin, valued at $5.708 per share (based on a 5-day average of the Company’s share price during the week of June 23, 2008), pursuant to which Mr. Lin became the remaining iASPEC Shareholder.

On December 13, 2009, IST, iASPEC and Mr. Lin, as the sole iASPEC Shareholder, amended and restated the MSA (the "Amended and Restated MSA"), pursuant to which IST will continue to provide management and consulting services to iASPEC, subject to the following changes:

1.

iASPEC agreed that IST will be entitled to receive ninety five percent (95%) of the Net Received Profit of iASPEC during the term of the Agreement, to be calculated as follows: accrued accounts receivable plus net turnover (revenue), minus cost of sales, minus operating expenses, and minus accrued but not collected accounts receivable, but only if the result is a positive number. iASPEC is obligated to calculate and pay the Net Received Profit due to IST no later than the last day of the first month following the end of each fiscal quarter;

2.

Mr. Lin agreed to enter into a pledge agreement with IST to pledge all his equity interests in iASPEC as security for his and iASPEC's fulfillment of their respective obligations under the MSA, and to register the pledge agreement with the local AIC (administration for industry and commerce);

3.

Mr. Lin confirmed his status as the sole iASPEC Shareholder and his assumption of all the obligations of the iASPEC Shareholder under the agreement, including a confirmation of his continuing obligation under the written guaranty, dated August 1, 2007, executed by the iASPEC Shareholders in connection with the MSA;

4.

Based on iASPEC’s needs for its development and operation, IST has the right, from time to time, at its sole discretion, to provide iASPEC with capital support either as an entrustment of funds to iASPEC, or as an advance to Mr. Lin, as iASPEC Shareholder, for the sole purpose of making a capital contribution to iASPEC for use in the business of iASPEC; provided that, any such advance for capital contribution will be evidenced by an "advance agreement" in the form attached to the Amended and Restated MSA; and

5.

IST agreed that it will not interfere in any business of iASPEC covered by iASPEC’s State Secret related Computer Information System Integration Certificate, including but not limited to, seeking access to relevant documents regarding such business; provided, however, that iASPEC agreed that it will cooperate with the requests of the Company as necessary to comply with the Company’s reporting obligations to the Securities and Exchange Commission.

For details regarding the terms of the MSA and the Equity Transfer Agreement, see the Company’s Current Reports on Form 8-K filed on August 6, 2007 and July 3, 2008, respectively. A copy of the Amended and Restated MSA is attached to this Form 8-K as Exhibit 10.5 and is incorporated herein by reference.

ITEM 9.01.         FINANCIAL STATEMENTS AND EXHIBITS.

        (d)         Exhibits.

10.1	Equity Transfer Agreement, dated July 1, 2008, by and between Jiang Huai Lin and Jin Zhu Cai (incorporated by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on July 3, 2008).
10.2	Guaranty, dated August 1, 2007, by Jiang Huai Lin and Jin Zhu Cai (incorporated by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on August 6, 2007).
10.3	Purchase Option Agreement, dated August 1, 2007, among Public Security Technology (PRC) Co., Ltd., Shenzhen iASPEC Software Engineering Company Limited, Jiang Huai Lin and Jin Zhu Cai (incorporated by reference to Exhibit 10.3 of the current report on Form 8-K filed by the Company on August 6, 2007).
10.4	Notice of Termination, dated August 1, 2007, among Public Security Technology (PRC) Co., Ltd., Shenzhen iASPEC Software Engineering Company Limited, Jiang Huai Lin and Jin Zhu Cai (incorporated by reference to Exhibit 10.4 of the current report on Form 8-K filed by the Company on August 6, 2007).
10.5	Amended and Restated Management Service Agreement, dated December 13, 2009, by and among Information Security Technology (China) Co. Ltd., iASPEC Software Company, Ltd. and Jiang Huai Lin.*

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* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA INFORMATION SECURITY TECHNOLOGY, INC.

Dated: December 17, 2009	By: /s/ Jiang Huai Lin
Jiang Huai Lin
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Equity Transfer Agreement, dated July 1, 2008, by and between Jiang Huai Lin and Jin Zhu Cai (incorporated by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on July 3, 2008).
10.2	Guaranty, dated August 1, 2007, by Jiang Huai Lin and Jin Zhu Cai (incorporated by reference to Exhibit 10.2 of the current report on Form 8-K filed by the Company on August 6, 2007).
10.3	Purchase Option Agreement, dated August 1, 2007, among Public Security Technology (PRC) Co., Ltd., Shenzhen iASPEC Software Engineering Company Limited, Jiang Huai Lin and Jin Zhu Cai (incorporated by reference to Exhibit 10.3 of the current report on Form 8-K filed by the Company on August 6, 2007).
10.4	Notice of Termination, dated August 1, 2007, among Public Security Technology (PRC) Co., Ltd., Shenzhen iASPEC Software Engineering Company Limited, Jiang Huai Lin and Jin Zhu Cai (incorporated by reference to Exhibit 10.4 of the current report on Form 8-K filed by the Company on August 6, 2007).
10.5	Amended and Restated Management Service Agreement, dated December 13, 2009, by and among Information Security Technology (China) Co. Ltd., iASPEC Software Company, Ltd. and Jiang Huai Lin.*

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* Filed herewith